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                                                                   EXHIBIT 10.2

                  COOPERATIVE COMPUTING HOLDING COMPANY, INC.
                             1998 STOCK OPTION PLAN
                               (amended 6/14/99)


1. Purpose.

         Cooperative Computing Holding Company, Inc., a Texas corporation (herein, together with its successors, referred to as the "Company"), by means of this 1998 Stock Option Plan (the "Plan"), desires to afford certain individuals and key employees of the Company and any subsidiary corporation thereof now existing or hereafter formed or acquired (such subsidiary corporations sometimes referred to herein as "Related Entities") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities.

         The stock options described in Sections 6 and 7 (the "Options"), and the shares of Common Stock (as hereinafter defined) acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall mean, respectively, a corporation within the definition of such terms contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

2. Administration.

         The Plan shall be administered by the Option Committee, or any successor thereto, of the Board of Directors of the Company (the "Board of Directors"), or by any other committee appointed by the Board of Directors to administer this Plan (the "Committee"); provided, the entire Board of Directors may act as the Committee if it chooses to do so. The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and subject to the provisions of Section 5,

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the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee. Whenever the Company shall have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each member of the Committee shall be required to be a "Non-Employee Director" within the meaning of Rule 16b-3, as amended ("Rule 16b-3"), or other applicable rules under Section 16(b) of the Exchange Act and the Committee shall administer the Plan so as to comply at all times with the Exchange Act.

         The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be less than two or, if the Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act, any other number that Rule 16b-3 may require from time to time.

3. Shares Available.

         Subject to the adjustments provided in Section 11, the maximum aggregate number of shares of common stock, par value $.000125 per share, of the Company ("Common Stock") in respect of which Options may be granted for all purposes under the Plan shall be 5,050,000 shares. The maximum aggregate number of shares that may be granted under the Plan to any Key Employee or Eligible Non-Employee shall be 500,000 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of such Option, the termination of such Option prior to exercise, or the forfeiture of such Option, such shares shall thereafter be available for grants under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of the Common Stock, (ii) issued shares of such Common Stock held in the Company's treasury, or (iii) issued shares of Common Stock reacquired by the Company in each situation as the Board of Directors or the Committee may determine from time to time.


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4. Eligibility and Bases of Participation.

         Grants of Incentive Options (as hereinafter defined) and Non-Qualified Options (as hereinafter defined) may be made under the Plan, subject to and in accordance with Section 6, to Key Employees; provided, however, that no grants may be made to any officer or employee who either directly or beneficially received founders' shares and any officer or employee who is a member of the Board of Directors. As used herein, the term "Key Employee" shall mean any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who are regularly employed on a salaried basis and who are so employed on the date of such grant, whom the Committee identifies as having a direct and significant effect on the performance of the Company or any Related Entity.

         Grants of Non-Qualified Options may be made, subject to and in accordance with Section 7, to any Eligible Non-Employee. As used herein, the term "Eligible Non-Employee" shall mean any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "Person"), that the Committee designates as eligible for a grant of Options pursuant to this Plan because such Person performs bona fide consulting, advisory, or other services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Board of Directors or the Committee determines that the Person has a direct and significant effect on the financial development of the Company or any Related Entity.

         The adoption of this Plan shall not be deemed to give any Person a right to be granted any Options.

5. Authority of Committee.

         Subject to and not inconsistent with the express provisions of the Plan, the Code and, if applicable, Rule 16b-3, the Committee shall have plenary authority to:

         a. determine the Key Employees and Eligible Non-Employees to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the purchase price or exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part, including whether such Options shall become immediately exercisable upon the consummation of a Change in Control), the restrictions to be applicable to Options and all other terms and provisions thereof (which need not be identical);


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         b.       require, as a condition to the granting of any Option, that the Person receiving such Option agree not to sell or otherwise dispose of such Option, any Common Stock acquired pursuant to such Option, or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) for a period of six months following the later of (i) the date of the grant of such Option or (ii) the date when the exercise price of such Option is fixed if such exercise price is not fixed at the date of grant of such Option, or for such other period as the Committee may determine;

         c. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Board of Governors of the Federal Reserve, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer;

         d. provide the establishment of procedures for an optionee (i) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option (other than an Incentive Option) that number of shares having a Fair Market Value which, together with such cash as shall be paid in respect of fractional shares, shall equal the aggregate exercise price under such Option for the number of shares then being acquired (including the shares to be so withheld), and
                  (ii) to exercise a portion of an Option by delivering that number of shares of Common Stock already owned by such optionee having an aggregate Fair Market Value which shall equal the partial Option exercise price and to deliver the shares thus acquired by such optionee in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares; provided, however, that in the case of an Incentive Option, no shares shall be used to pay the exercise price unless such shares were not acquired through the exercise of an Incentive Option or, if so acquired, have been held for more than two years since the grant of such Option and for more than one year since the exercise of such Option;

         e. provide (in accordance with Section 14 or otherwise) the establishment of a procedure whereby a number of shares of Common Stock or other securities may be


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                  withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option (other than an Incentive Option) to meet the obligation of withholding for income, social security and other taxes incurred by an optionee upon such exercise or required to be withheld by the Company or a Related Entity in connection with such exercise;

         f. prescribe, amend, modify and rescind rules and regulations relating to the Plan;

         g. make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret any Plan or Option provision, perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, or advisable in administering the Plan or for the conduct of the Committee's business. Any act of the Committee, including interpretations of the provisions of the Plan or any Option and determinations under the Plan or any Option shall be final, conclusive and binding on all parties.

         The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any Person to whom it has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan; provided, however, that whenever the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Committee may not delegate any duties to a member of the Board of Directors who, if elected to serve on the Committee, would not qualify as a "Non-Employee Director" to administer the Plan as contemplated by Rule 16b-3, as amended, or other applicable rules under the Exchange Act. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

                  6. Stock Options for Key Employees.

         Subject to the express provisions of this Plan, the Committee shall have the authority to grant incentive stock options pursuant to Section 422 of the Code ("Incentive Options"), to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("Non-Qualified


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Options"), and to grant both types of Options to Key Employees. No Incentive
Option shall be granted pursuant to this Plan after the earlier of ten years from the date of adoption of the Plan or ten years from the date of approval of the Plan by the stockholders of the Company. Incentive Options may be granted only to Key Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 6 shall be subject to all terms and provisions of the Plan (other than Section 7), including the following:

         a. Option Exercise Price. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, that, in the case of an Incentive Option, such price shall not be less than the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any Related Entity which possess more than 10% of the total combined voting power of all classes of shares of the Company or of any Related Entity, the option exercise price shall not be less than 110% of the Fair Market Value per share of Common Stock at the date the Option is granted. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 11 of the Plan.

         b. Payment. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to Section 5.d. of the Plan (but, with respect to Incentive Options, subject to the limitations described in such Section 5.d.). Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

         c. Exercisability of Stock Option. Unless otherwise determined by the Committee at the time of grant, on September 30 of each succeeding Plan Year, Options granted hereunder shall become exercisable according to the vesting schedule set forth below:


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                           (i) 10% of the Options shall have become exercisable
                           on the first anniversary of the last day of the Grant Year and remain exercisable until the Options expire;

                           (ii) 20% of the Options shall have become exercisable on the second anniversary of the last day of the Grant Year and remain exercisable until the Options expire;

                           (iii) 30% of the Options shall have become exercisable on the third anniversary of the last day of the Grant Year and remain exercisable until the Options expire;

                           (iv) 65% of the Options shall have become exercisable on the fourth anniversary of the last day of the Grant Year and remain exercisable until the Options expire; and

                           (v) 100% of the Options shall have become exercisable on the fifth anniversary of the last day of the Grant Year and remain exercisable until the Options expire.

                  Provided, however, that in the event of a Public Offering all shares that were not exercisable at the time of the Public Offering shall vest ratably over a period of years equal to five (5) minus the number of complete years of vesting that had occurred prior to the Public Offering.

                  No Option by its terms shall be exercisable after the expiration of ten years from the date of grant of the Option, unless, as to any Non-Qualified Option, otherwise expressly provided in such Option; provided, however, that no Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any Related Entity, possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Related Entity, shall be exercisable after the expiration of five years from the date such Option is granted.

         d. Death. If any optionee's employment with the Company or a Related Entity terminates due to the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms at any time and from time to time within 180 days after the date of death unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to
                  Section 8 (but in no event after the expiration date of such Option).


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         e.       Disability. If the employment of any optionee terminates
                  because of such optionee's Disability (as defined in Section
                  19), such optionee or such optionee's legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within 180 days after the date of such termination unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but not after the expiration date of the Option); provided, however, that in the case of an Incentive Option, the optionee or such optionee's legal representative shall in any event be required to exercise the Incentive Option within one year after termination of the optionee's employment due to such optionee's Disability.

         f. Termination for Cause; Voluntary Termination. Unless an optionee's Option expressly provides otherwise, such optionee shall immediately forfeit all rights under his Option, except as to the shares of stock already purchased thereunder, if the employment of such optionee with the Company or a Related Entity is terminated by the Company or any Related Entity for Good Cause (as defined below) or if such optionee voluntarily terminates employment without the consent of the Company or any Related Entity. The determination that there exists Good Cause for termination shall be made by the Option Committee (unless otherwise agreed to in writing by the Company and the optionee).

         g. Other Termination of Employment. If the employment of an optionee with the Company or a Related Entity terminates for any reason other than those specified in subsections 6(d),
                  (e) or (f) above, such optionee shall have the right to exercise his Option in accordance with its terms, within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but not after the expiration date of the Option); provided, that no Incentive Option shall be exercisable more than three months after such termination.

         h. Maximum Exercise. The aggregate Fair Market Value of stock (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company and any Related Entity shall not exceed $100,000.


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         i.       Continuation of Employment. Each Incentive Option shall
                  require the optionee to remain in the continuous employ of the Company or any Related Entity from the date of grant of the Incentive Option until no more than three months prior to the date of exercise of the Incentive Option.

7. Stock Option Grants to Eligible Non-Employees.

         Subject to the express provisions of this Plan, the Committee shall have the authority to grant Non-Qualified Options (and not Incentive Options) to Eligible Non-Employees; provided, however, that whenever the Company has any class of equity securities registered pursuant to Section 12 of the Exchange Act, no Eligible Non-Employee then serving on the Committee (or such other committee then administering the Plan) shall be granted Options hereunder if the grant of such Options would cause such Eligible Non-Employee to no longer be a "Non-Employee Director" as set forth in Section 2 hereof. The terms and conditions of the Options granted under this Section 7 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 7 shall be subject to all terms and provisions of the Plan (other than Section 6), including the following:

         a. Option Exercise Price. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Non-Qualified Option is granted at such amount as the Committee shall determine. The Option exercise price shall be subject to adjustment in accordance with the provisions of
                  Section 11 of the Plan.

         b. Payment. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to Section 5.d. of the Plan. Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

         c. Exercisability of Stock Option. Subject to Section 8, each Option shall be exercisable in one or more installments as the Committee may determine at the time of the grant. No Option shall be exercisable after the expiration of ten years from the date of grant of the Option, unless otherwise expressly provided in such Option.


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         d.       Death. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of such Eligible Non-Employee's death, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms, at any time and from time to time within 180 days after the date of death unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option).

         e. Disability. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of such Eligible Non-Employee's Disability, such optionee or his legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within 180 days after the date of the optionee's termination unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but not after the expiration of the Option).

         f. Termination for Cause; Voluntary Termination. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee is terminated (i) for Good Cause, (ii) as a result of removal of the optionee from office as a director of the Company or of any Related Entity for cause by action of the stockholders of the Company or such Related Entity in accordance with the by-laws of the Company or such Related Entity, as applicable, and the corporate law of the jurisdiction of incorporation of the Company or such Related Entity, or (iii) as a result of the voluntarily termination by optionee of optionee's service without the consent of the Company or any Related Entity, then such optionee shall immediately forfeit his rights under his Option except as to the shares of stock already purchased. The determination that there exists Good Cause for termination shall be made by the Option Committee (unless otherwise agreed to in writing by the Company and the optionee).

         g. Other Termination of Relationship. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates for any reason other than those specified in subsections 7(d), (e) or


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                  (f) above, such optionee shall have the right to exercise his or its Option in accordance with its terms within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but not after the expiration date of the Option).

         h. Ineligibility for Other Grants. Any Eligible Non-Employee who receives an Option pursuant to this Section 7 shall be ineligible to receive any Options under any other Section of the Plan.

8. Change of Control.

         If (i) a Change of Control shall occur, (ii) the Company shall enter into an agreement providing for a Change of Control, or (iii) any member of the Shareholder Group shall enter into an agreement providing for a Change in Control, then the Committee may declare any or all Options outstanding under the Plan to be exercisable in full at such time or times as the Committee shall determine, notwithstanding the express provisions of such Options. Each Option accelerated by the Committee pursuant to the preceding sentence shall terminate, notwithstanding any express provision thereof or any other provision of the Plan, on such date (not later than the stated exercise date) as the Committee shall determine.

9. Purchase Option.

         a. Except as otherwise expressly provided in any particular Option, if (i) any optionee's employment (or, in the case of any Option granted under Section 7, the optionee's relationship) with the Company or a Related Entity terminates for any reason at any time, or (ii) a Change of Control occurs or (iii) (A) the Company is engaged in or proposes to engage in a transaction in which any shares, notes or other securities will be issued to any optionee in a transaction constituting a "sale" within the meaning of Section 2(3) of the Securities Act, whether through a merger, consolidation, exchange or purchase, (B) the optionee is not an "accredited investor" as defined in Regulation D promulgated under the Securities Act ("Regulation D") at the time of the respective transaction and (C) the issuer of the shares, notes or other securities involved in such transaction certifies in writing to the Company that it has not prepared and is not expected to prepare in connection with such transaction appropriate disclosure documents that are sufficient to register such shares, notes or other securities under the Securities Act or to exempt such shares, notes or other securities from registration


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                  pursuant to Regulation D (each of the foregoing events being a "Purchase Option Trigger Event"), the Company and/or its designee(s) shall have the option (the "Purchase Option") to purchase, and if the option is exercised, the optionee (or the optionee's executor or the administrator of the optionee's estate, in the event of the optionee's death, or the optionee's legal representative in the event of the optionee's incapacity (hereinafter, collectively with such optionee, the "Grantor")) shall sell to the Company and/or its assignee(s), all or any portion (at the Company's option) of the shares of Common Stock and/or Options held by the Grantor (such shares of Common Stock and Options collectively being referred to as the "Purchasable Shares").

         b. The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within one year from the date of the Purchase Option Trigger Event. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the per share purchase price of such Purchasable Shares. If no notice is given within the time limit specified above, the Purchase Option shall terminate.

         c. The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Common Stock, the Fair Market Value per share as of the date of the notice of exercise of the Purchase Option times the number of shares being purchased, and in the case of any Option, the Fair Market Value per share times the number of vested shares subject to such Option which are being purchased, less the applicable per share Option exercise price; provided, however, that in the event that an optionee's employment (or, in the case of any Option granted under Section 7, the optionee's relationship) with the Company is terminated in a manner contemplated by Section 6(f) (or, in the case of any Option granted under Section 7, in the manner contemplated by Section 7(f)), then the foregoing calculation shall be made using the lower of (i) the Fair Market Value per share and (ii) the exercise price per share in respect of the Purchasable Shares. The purchase price shall be paid in cash. The closing of such purchase shall take place at the Company's principal executive offices within ten days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchaser(s) the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase


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                  price by check of the purchaser(s). In the event that,
                  notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchaser(s) the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered.

         d. To assure the enforceability of the Company's rights under this Paragraph 9, each certificate or instrument representing Common Stock or an Option held by him or it shall bear a conspicuous legend in substantially the following form:

                  "THE SHARES [REPRESENTED BY THIS CERTIFICATE] [ISSUABLE PURSUANT TO THIS AGREEMENT] ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 1998 STOCK OPTION PLAN AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES."

         The Company's rights under this Section 9 shall terminate upon the consummation of a Qualifying Public Offering.

10. Decedent's Put Option.

         a. If any optionee's employment (or, in the case of any Option granted under Section 7, the optionee's relationship) with the Company terminates due to the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of death of the optionee, shall have the option (a "Decedent's Put Option") to sell to the Company, and the Company shall purchase from such estate or other Person, all or any portion of the shares of Common Stock and/or Options acquired by such estate or other Person upon or as a result of the optionee's death (any such shares of Common Stock and Options collectively being referred to herein as "Decedent's Shares").

         b. The Person exercising a Decedent's Put Option shall give notice in writing to the Company within one year from the date of the optionee's death. Such notice shall state the number of Decedent's Shares to be sold. If no notice is given within the time limit specified above, the Decedent's Put Option shall terminate.

         c. The purchase price to be paid for the Decedent's Shares sold pursuant to the Decedent's Put Option shall be, in the case of any Common Stock, the Fair Market Value per share as of the date of the notice of exercise of the Decedent's Put Option times the number of shares being purchased, and in the case of any Option, the Fair Market Value per share times the number of vested shares subject to such Option which are being purchased, less the applicable per share Option exercise price. The purchase price shall be paid in cash. The closing of such purchase shall take place at the Company's principal executive offices within sixty days after the receipt by the Company of the notice required pursuant to
                  Section 10(b). At such closing, the Person exercising the Decedent's Put Option shall deliver to the Company the certificates or instruments evidencing the Decedent's Shares being sold, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery and free and clear of all pledges and other encumbrances, against payment of the purchase price therefor by check.

11. Adjustment of Shares.

         Unless otherwise expressly provided in a particular Option, in the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a "Reorganization"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of
Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

         In the event the Company is not the surviving entity of a Reorganization and, following such Reorganization, any optionee will hold Options issued pursuant to this Plan which have not been exercised, cancelled, or terminated in connection therewith, the Company shall cause such Options to be assumed (or cancelled and replacement Options issued) by the surviving entity or a Related Entity.

12. Assignment or Transfer.

         Except as otherwise expressly provided in any Nonqualified Option, no Option granted under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution, and during the lifetime of an optionee, Options granted to him or her hereunder shall be exercisable only by the optionee or, in the event that a legal representative has been appointed in connection with the Disability of an optionee, such legal representative.

13. Compliance with Securities Laws.

         The Company shall not in any event be obligated to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities law to permit exercise of any Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities law. Each optionee (or, in the event of his death or, in the event a legal representative has been appointed in connection with his Disability, the Person exercising the Option) shall, as a condition to his right to exercise any Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law.

         Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

         This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

14. Withholding Taxes. By acceptance of the Option, the optionee will be deemed to (i) agree to reimburse the Company or Related Entity by which the optionee is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of the optionee's exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which the optionee is employed to withhold from any cash compensation paid to the optionee or in the optionee's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company, or the Related Entity by which the optionee is employed, and which otherwise has not been reimbursed by the optionee, in respect of the optionee's exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the optionee is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

15. Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any employee receiving an Option.

16. Funding of Plan. The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

17.      Other Incentive Plans

         The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

18.      Effect on Employment.

         Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Key Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any Related Entity to continue the employment of any Key Employee, and (ii) any Key Employee to remain in the employ of the Company or any Related Entity.

19.      Definitions.

         In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated:

         "Affiliate" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

         "Board of Directors" shall have the meaning set forth in Section 2 hereof.

         "Change of Control" shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act, other than one or more members of the Shareholder Group, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group (other than one or more members of the Shareholder Group) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.

         "Code" shall have the meaning set forth in Section 1 hereof.

         "Committee" shall have the meaning set forth in Section 2 hereof.

         "Common Stock" shall have the meaning set forth in Section 3 hereof.

         "Company" shall have the meaning set forth in Section 1 hereof.

         "Continuing Director" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the date of adoption of this Plan, (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election, or (iii) is a member of the Shareholder Group.

         "Disability" shall mean permanent disability as defined under the appropriate provisions of the applicable long-term disability plan maintained for the benefit of employees of the Company or any Related Entity who are regularly employed on a salaried basis unless another meaning shall be agreed to in writing by the Committee and the optionee; provided, however, that in the case of an Incentive Option "disability" shall have the meaning specified in Section 22(e)(3) of the Code.

         "Eligible Non-Employee" shall have the meaning set forth in Section 4 hereof.

         "Exchange Act" shall have the meaning set forth in Section 2 hereof.

         "Fair Market Value" shall, as it relates to the Common Stock, mean the average of the high and low prices of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed on the date specified herein, or if there were no sales on such date, on the next preceding day on which there were sales, or if such Common Stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market, or if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option, Fair Market Value shall be determined in good faith by the Committee.

         "Good Cause", with respect to any Key Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of:
         (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's commission of material mismanagement in the conduct of his duties as assigned to him by the Board of Directors or the optionee's supervising officer or officers of the Company; (D) the optionee's willful failure to execute or comply with the policies of the Company or his stated duties as established by the Board of Directors or the optionee's supervising officer or officers of the Company, or the optionee's intentional failure to perform the optionee's stated duties; or (E) substance abuse or addiction on the part of the optionee. "Good Cause", with respect to any Eligible Non-Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's commission of material mismanagement in providing services to the Company or any Related Entity; (D) the optionee's willful failure to comply with the policies of the Company in providing services to the Company or any Related Entity, or the optionee's intentional failure to perform the services for which the optionee has been engaged; (E) substance abuse or addiction on the part of the optionee; or (F) the optionee's willfully making any material misrepresentation or willfully omitting to disclose any material fact to the board of directors of the Company or any Related Entity with respect to the business of the Company or any Related Entity.

         "Grant Year" shall mean the Plan Year in which the Options are granted and shall be deemed a full Plan Year.

         "Grantor" has the meaning set forth in Section 9 hereof.

         "Incentive Options" shall have the meaning set forth in Section 6 hereof.

         The term "including" when used herein shall mean "including, but not limited to".

         "Key Employee" shall have the meaning set forth in Section 4 hereof.

         "Marketable Securities" shall mean securities (i) of a class or series listed or traded on the New York Stock Exchange, American Stock Exchange, or NASDAQ National Market and (ii) which, as a matter of law, shall at the time of acquisition be (or which at the date of acquisition are legally committed to become within six months after the date of acquisition) freely saleable in unlimited quantities by the Shareholder Group to the public, either pursuant to an effective registration statement under the Securities Act of 1933, as amended (including a current prospectus which is available for delivery), or without the necessity of such registration.

         "Non-Qualified Options" shall have the meaning set forth in Section 6 hereof.

         "Options" shall have the meaning set forth in Section 1 hereof.

         "Person" shall have the meaning set forth in Section 4 hereof.

         "Plan" shall have the meaning set forth in Section 1 hereof.

         "Plan Year" shall mean the twelve month period ending on September
         30th.

         "Public Offering" shall mean the sale of shares of Common Stock through one or more underwriters pursuant to a registration statement on Form S-1, Form SB-1, or Form SB-2 (or any form subsequently promulgated by the Securities and Exchange Commission that may be used for substantially the same purposes as any of the forms just specified) filed and declared effective under the Securities Act of 1933, as amended, in which the aggregate net proceeds received from the sale of such shares are at least $10,000,000.

         "Purchasable Shares" shall have the meaning set forth in Section 9 hereof.

         "Purchase Option" shall have the meaning set forth in Section 9 hereof.

         "Qualifying Public Offering" shall mean a firm commitment underwritten Public Offering of Common Stock the result of which is that the Persons comprising the Shareholder Group shall own collectively less than 10% of the fully diluted Common Stock.

         "Related Entities" shall have the meaning set forth in Section 1 hereof.

         "Reorganization" shall have the meaning set forth in Section 11 hereof.

         "Rule 16b-3" shall have the meaning set forth in Section 2 hereof.

         "Securities Act" shall have the meaning set forth in Section 13 hereof.

         "Shareholder Group" shall mean (i) Hicks, Muse, Tate & Furst Incorporated, its Affiliates and their respective employees, officers, and directors (and members of their respective families and trusts for the primary benefit of such family members) and (ii) Glenn E. Staats and Preston W. Staats, Jr. (and members of their respective families and trusts for the primary benefit of such family).

         "Subsidiary" shall mean, with respect to any Person, any other Person of which such first Person owns or has the power to vote, directly or indirectly, securities representing a majority of the votes ordinarily entitled to be cast for the election of directors or other governing Persons.

20. Amendment of Plan.

         The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, that no amendment shall be made which shall increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options granted under the Plan or decrease the minimum Option exercise price in the case of an Incentive Option, or modify the provisions of the Plan relating to eligibility with respect to Incentive Options unless such amendment is made by or with the approval of the stockholders. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code or (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder. No amendment, modification, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan, without the consent of the holder thereof.

21. Effective Date.

         The Plan shall be effective as of March 1, 1998, and shall be void retroactively if not approved by the stockholders of the Company within twelve months thereafter.